UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2007

Citigroup Mortgage Loan Trust 2007-AR5
(as issuing entity)

Citigroup Mortgage Loan Trust Inc.
(as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2007, providing for the issuance of Mortgage Pass-Through Certificates, Series 2007-AR5)

Citigroup Global Markets Realty Corp.
 (as sponsor)

Delaware	333-138237-09	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Greenwich Street New York, New York (Address of Principal Executive Offices)		10013 (Zip Code)

Registrant's telephone number, including area code: (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8- Other Events

Item 8.01       Other Events

Description of the Certificates and the Mortgage Pool

On March 30, 2007, a single series of certificates, entitled Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR5 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2007 (the “Agreement”), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc. as depositor (the “Depositor”), CitiMortgage, Inc. as master servicer and trust administrator (“CitiMortgage”), Citibank, N.A. as paying agent, certificate registrar and authenticating agent (“Citibank”) and U.S. Bank National Association as trustee (the “Trustee”). The Certificates consist of twenty-six classes of certificates (collectively, the “Certificates”), designated as the

“Class 1-A1A Certificates”, the “Class 1-A2A Certificates”, the “Class 1-A12B Certificates”, the “Class 1-12IO Certificates”, the “Class 1-A3A Certificates”, the “Class 1-A3B Certificates”, the “Class 1-3IO Certificates”, the “Class 1-B1 Certificates”, the “Class 1-B2 Certificates”, the “Class 1-B3 Certificates”, the “Class 1-B4 Certificates”, the “Class 1-B5 Certificates”, the “Class 1-B6 Certificates” and the “Class 1-R Certificates”, the “Class 2-A1A Certificates”, the “Class 2-A2A Certificates”, the “Class 2-AB Certificates”, the “Class 2-AIO Certificates”, the “Class 2-BIO Certificates”, the “Class 2-B1 Certificates”, the “Class 2-B2 Certificates”, the “Class 2-B3 Certificates”, the “Class 2-B4 Certificates”, the “Class 2-B5 Certificates”, the “Class 2-B6 Certificates” and the “Class 2-R Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting primarily of a segregated pool (the “Mortgage Pool”) of conventional, one- to four-family, adjustable rate, first lien mortgage loans having original terms to maturity up to 40 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $931,023,677 as of March 1, 2007 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated March 29, 2007 (the “Mortgage Loan Purchase Agreement”), between the Depositor and Citigroup Global Markets Realty Corp.  The Certificates were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the “Representative”), pursuant to an Underwriting Agreement, dated March 29, 2007, between the Depositor and the Representative and also pursuant to a Certificate Purchase Agreement, dated March 30, 2007, between the Depositor and the Representative.

The Offered Certificates have the following Initial Certificate Principal Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance	Pass-Through Rate
1-A1A	$279,547,000.00	Variable(1)
1-A2A	$334,191,000.00	Variable(1)
1-A12B	$43,839,000.00	Variable(1)
1-12IO	Notional Amount	Variable(1)(2)
1-A3A	$52,194,000.00	Variable(1)
1-A3B	$3,729,000.00	Variable(1)
1-3IO	Notional Amount	0.73589%(2)
1-B1	$25,876,000.00	Variable(1)
1-B2	$7,230,000.00	Variable(1)
1-B3	$5,327,000.00	Variable(1)
1-R	$100.54	Variable(1)
2-A1A	$63,772,000.00	Variable(1)
2-A2A	$85,790,000.00	Variable(1)
2-AB	$10,198,000.00	Variable(1)
2-AIO	Notional Amount	Variable(1)(2)
2-BIO	Notional Amount	Variable(1)(2)
2-B1	$5,438,000.00	Variable(1)
2-B2	$1,530,000.00	Variable(1)
2-B3	$1,190,000.00	Variable(1)
2-R	$100.64	Variable(1)

_____________
 (1)              Calculated as described under “Description of the Certificates—Pass-Through Rates” in the prospectus supplement.
 (4)              This class of certificates will accrue interest for a specified number of accrual periods described under “Description of the Certificates—Pass-Through Rates” in the prospectus supplement.  Thereafter, the pass-through rate for such class of certificates will be zero and such class of certificates will therefore cease to accrue interest.

Simultaneously with the issuance of the Offered Certificates, the Depositor sold $1,785,000 initial principal amount of Class 1-B4 Certificates, $1,786,000 initial principal amount of Class 1-B5 Certificates, $1,785,613 initial principal amount of Class 1-B6 Certificates, $577,000 initial principal amount of Class 2-B4 Certificates, $577,000 initial principal amount of Class 2-B5 Certificates and $577,844 initial principal amount of Class 2-B6 Certificates, (the “Private Certificates”) to Citigroup Global Markets, Inc. on March 30, 2007, in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.  The net proceeds of the sale were applied to the purchase of the mortgage loans from Citigroup Global Markets Realty Corp., a New York corporation and the sponsor.

The Certificates, other than the 1-B4, 1-B5, 1-B6, 2-B4, 2-B5 and 2-B6 Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated December 13, 2006 and the Prospectus Supplement, dated March 29w., 2007, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class 1-B4, 1-B5, 1-B6, 2-B4, 2-B5 and 2-B6 Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9- Financial Statements and Exhibits

Item 9.01                 Financial Statements and Exhibits

 (a)           Not applicable

(b)           Not applicable

(c)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of March 29, 2007, by and between Citigroup Mortgage Loan Trust Inc. as Depositor and Citigroup Global Markets Inc., relating to the Series 2007-AR5 Certificates.
4.1	Pooling and Servicing Agreement, dated as of March 1, 2007, by and among the Depositor, CitiMortgage, Citibank and the Trustee, relating to the Series 2007-AR5 Certificates.
99.1	Amended and Restated Flow Servicing Agreement, dated as of March 1, 2006, between Citigroup Global Markets Realty Corp. as Owner and Wells Fargo Bank, N.A. as Servicer.
99.2
First Amendment to the Amended and Restated Flow Servicing Agreement, dated as of August 1, 2006, between Citigroup Global Markets Realty Corp. as Owner and Wells Fargo Bank, N.A. as Servicer to the Amended and Restated Flow Servicing Agreement, dated as of March 1, 2006, between Citigroup Global Markets Realty Corp. as Owner and Wells Fargo Bank, N.A. as Servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 1, 2007

CITIGROUP MORTGAGE LOAN TRUST INC.

By: /s/ Matthew Bollo________________
Name: Matthew Bollo
Title: Assistant Vice President

Index to Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of March 29, 2007, by and between Citigroup Mortgage Loan Trust Inc. as Depositor and Citigroup Global Markets Inc., relating to the Series 2007-AR5 Certificates.
4.1	Pooling and Servicing Agreement, dated as of March 1, 2007, by and among the Depositor, CitiMortgage, Citibank and the Trustee, relating to the Series 2007-AR5 Certificates.
99.1	Amended and Restated Flow Servicing Agreement, dated as of March 1, 2006, between Citigroup Global Markets Realty Corp. as Owner and Wells Fargo Bank, N.A. as Servicer.
99.2
First Amendment to the Amended and Restated Flow Servicing Agreement, dated as of August 1, 2006, between Citigroup Global Markets Realty Corp. as Owner and Wells Fargo Bank, N.A. as Servicer to the Amended and Restated Flow Servicing Agreement, dated as of March 1, 2006, between Citigroup Global Markets Realty Corp. as Owner and Wells Fargo Bank, N.A. as Servicer.